THE ADVISORS' INNER CIRCLE FUND II

                          CHAMPLAIN SMALL COMPANY FUND

                          SUPPLEMENT DATED JUNE 1, 2007
                                     TO THE
                         ADVISOR CLASS SHARES PROSPECTUS
                             DATED NOVEMBER 30, 2006

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE ADVISOR CLASS SHARES PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The following sentence is added as the third sentence to the footnote to the "Annual Fund Operating Expenses" table on page 5 of the Prospectus and also replaces the seventh sentence of the second paragraph under the heading "Investment Adviser" on page 8 of the Prospectus:

         If at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the "Total Annual Fund Operating Expenses" and 1.40% to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



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